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                                                                  EXHIBIT 27(e)3

Policy Change - Application Part 1
UNDERWRITING REQUIRED

                                                                  MINNESOTA LIFE

MINNESOTA LIFE INSURANCE COMPANY - Policyowner Services
400 Robert Street North - St. Paul, Minnesota 55101 -2098

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A. REQUEST              Policy Number(s)                               Insured Name (last, first, middle)
   INFORMATION
                        --------------------------------------------------------------------------------------------------------
   Make all checks      Money Submitted with Application               Effective Date of Change
   payable to           $____________________                          [ ] Current Date [ ] Other (Indicate mm/dd/yy and reason)
   Minnesota Life.      [ ]Receipt Given

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B. OWNER                Owner Name (last, first, middle)                                           Social Security/Tax ID Number
   INFORMATION
                        --------------------------------------------------------------------------------------------------------
                        Telephone Number        [ ] Home               E-Mail Address
                                                [ ] Business
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C. ADDRESS              [ ] Change Owner Home Address
   ADJUSTMENTS          [ ] Add/Change Mailing Address
                            [ ] Premium Notices Only  [ ] All Correspondence other than Premium Notice [ ] All Mail
                        --------------------------------------------------------------------------------------------------------
                        Name (last, first, middle)

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                        Address

                        --------------------------------------------------------------------------------------------------------
                        City                           State                             Zip

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D. FACE AMOUNT          [ ] Change Face Amount To: $________________________________
   ADJUSTMENTS              (Unless otherwise indicated, for Adjustable products, we will maintain the premium and adjust the plan.)
                        [ ] Cost of Living Alternate Exercise      [ ] Face Amount Increase Agreement/AIO/AlOW Exercise
                                                                       [ ] Alternate Option Date:____________ (Attach Proof)
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E. PREMIUM AND          PREMIUM ADJUSTMENT
   BILLING              [ ] Change ANNUAL Premium Amount To: $_______________________ (Indicate total ANNUAL premium)
   INFORMATION              (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the plan.)

                        PAYMENT METHOD
                        [ ] Annual                [ ] Monthly Automatic Payment Plan (APP) Plan Number: ____________________
                                                      (If new plan, submit APP Authorization)
                        [ ] Semi-Annual           [ ] List Bill Plan Number: __________________________
                                                      (If new plan, submit List Bill form)
                        [ ] Quarterly             [ ] Payroll Deduction Plan (PRO) Plan Number: ______________________
                        --------------------------------------------------------------------------------------------------------
                        NON-REPEATING PREMIUM (NRP)
                        [ ] Regular NRP $_______________________  [ ] Increase face by        [ ]  Do not increase face by
                            ($500 minimum required)                   NRP amount                   NRP amount

                        [ ] 1035 NRP $ _________________________

                        [ ] Billable NRP $______________________ (indicate total ANNUAL NRP)
                        (Minimum annual $600 NRP required. Minimum annual $2,400 base premium required.)

                        PAYMENT METHOD FOR NON-REPEATING PREMIUM (Billable only)
                        (If base premium is paid through the List Bill, the NRP must also be billed through the same List Bill.)
                        [ ] Annual           [ ] APP Monthly Plan Number: _____________________________
                                                (If new plan, submit APP Authorization)
                        [ ] Semi-Annnal      [ ] PRD Plan Number:__________________________

                        [ ] Quarterly

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F. PLAN                 [ ] Change Plan of Insurance To: [ ] Life at Age:__________ [ ] Protection to Age: _________
   ADJUSTMENTS              (Unless otherwise indicated, for Adjustable products, we will maintain the face amount and adjust the premium.)
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F. 59538 8-2003
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G. PARTIAL SURRENDERS   [ ] Partial Surrender For Cash ($500 minimum)     [ ] Partial Surrender To Eliminate Policy Loan
                        $ ____________________  OR [ ] Max Amount             (Dividend additions and accumulations will be
                                                       Allowable              surrendered first.)
                            [ ] Maintain Face Amount                          [ ] Maintain Face Amount With Underwriting
                            [ ] Reduce Face Amount                            [ ] Reduce Face Amount
                        --------------------------------------------------------------------------------------------------------
                        IF A CORRECT SOCIAL SECURITY OR TAX ID NUMBER IS NOT PROVIDED, THE IRS REQUIRES MINNESOTA LIFE TO
                        WITHHOLD 10% OF ANY TAXABLE GAIN, IRRESPECTIVE OF THE WITHHOLDING ELECTION. THIS APPLIES TO ALL PARTIAL
                        SURRENDERS AND LOAN ELIMINATIONS WITH TAXABLE GAIN.

                        [ ] Yes, I elect withholding  [ ] No, I do not elect withholding
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H. CONVERSIONS          [ ] Convert Term Insurance At Attained Age        [ ] Partial Conversion Amount: $_________________
                                                                              [ ] Retain Balance [ ] Surrender Balance
                            Select Product:
                           [ ] Variable Adjustable Life                [ ] Adjustable Life
                           [ ] Variable Adjustable Life Horizon        [ ] Adjustable Life Summit
                           [ ] Other ______________________            [ ] Other _________________________

                           For Variable Adjustable products, the Death Benefit Option defaults to Cash if none selected.
                           For Adjustable products, the Dividend Option will be Policy Improvement if none selected.
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                        [ ] Convert Term Insurance Into Existing Policy
                            Existing Policy Number: ____________________
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                        [ ] Convert Term Agreement
                            Term Agreement: _____________________               Insured Name: _______________________
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                        AUTOMATIC PREMIUM LOAN (APL) PROVISION IS AUTOMATICALLY ADDED AT CONVERSION UNLESS INDICATED
                        HERE: [ ] Omit Automatic Premium Loan
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I. ROLLOVERS            [ ] Rollover At Attained Age                   [ ] Combine Policies And Rollover At Attained Age
                            Select Product:
                            [ ] Variable Adjustable Life               [ ] Adjustable Life
   If combining             [ ] Variable Adjustable Life Horizon       [ ] Adjustable Life Summit
   policies with            [ ] Other____________________              [ ] Other____________________
   different
   beneficiaries            For Variable Adjustable products, the Death Benefit Option defaults to Cash if none selected.
   submit Beneficiary,      For Adjustable products, the Dividend Option will be Policy Improvement if none selected.
   Changes forms.       --------------------------------------------------------------------------------------------------------
                        AUTOMATIC PREMIUM LOAN (APL) PROVISION IS AUTOMATICALLY ADDED AT ROLLOVER UNLESS INDICATED HERE: [ ] Omit
                        Automatic Premium Loan
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                        [ ] Change Death Benefit Option To:              [ ] Change Dividend Option To:
                            [ ] Cash   [ ] Protection                    ________________________________
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J. OTHER ADJUSTMENTS    [ ] Remove/Reconsider Rating
                            [ ] Maintain current annual premium
                            [ ] Reduce current annual premium
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                        [ ] Add Non-Smoker/Non-Tobacco Designation

                            1. Do you currently smoke any cigarettes or have you smoked any                [ ] Yes [ ] No
                               cigarettes in the past 12 months?

                            2. Do you currently use any tobacco or have you used any tobacco               [ ] Yes [ ] No
                               in the past 12 months?

                            I understand that a material representation, including but not limited to, statements regarding my smoking status, may result in the cancellation of insurance and non-payment of any claim.
                        --------------------------------------------------------------------------------------------------------
                        [ ] Reinstate

                            I understand that this application may be attached to and considered part of the policy to which it applies. Also, I understand that this policy will be contestable, as to representations in this application, from the date of reinstatement for the time period stated in the incontestable provision of the policy.
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                                                               F. 59538-2 8-2003
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K. ADDITIONAL         [ ] MAINTAIN Current Annual Premium                       [ ] CHANGE Currerent Annual Premium Accordingly
   BENEFITS AND
   AGREEMENTS                                                                                             DECREASE           NEW
                                                                                ADD         REMOVE         AMOUNT          AMOUNT
   Select only those  Additional Insured Agreement                              [ ]          [ ]             [ ]          $________
   agreements         (Complete Family Term Application)
   available on the   Additional Term Protection                                             [ ]
   products applied   Adjustable Survivorship Life Agreement                    [ ]          [ ]             [ ]          $________
   for.               (Complete Application for Designated Life)
                      Designated Life _____________________________
                      Automatic Premium Loan                                    [ ]          [ ]                          $________
                      Business Continuation Agreement                           [ ]          [ ]             [ ]          $________
                      (Complete Application for Designated Life)
                      Cost of Living Agreement                                  [ ]          [ ]
                      Face Amount Increase Agreement                            [ ]          [ ]             [ ]          $________
                      Family Term - Children's Agreement                        [ ]          [ ]             [ ]          $________
                      (Complete Family Term Application)
                      Family Term - Spouse Agreement                            [ ]          [ ]             [ ]          $________
                      (Complete Family Term Application)
                      Designated Life _____________________________
                      Guaranteed Protection Waiver                              [ ]          [ ]
                      Inflation, Agreement                                      [ ]          [ ]
                      Policy Enhancement Rider                                  [ ]          [ ]             [ ]           ________%
                      (Include a whole number from 3 to 10%)
                      Waiver of Premium Agreement                               [ ]          [ ]
                      Others: ______________________________________            [ ]          [ ]             [ ]

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L.LIFE INSURANCE      Does the insured have any life insurance or annuity in force or pending?                 [ ] Yes  [ ] No
  IN FORCE AND        If yes, provide details below.
  REPLACEMENT         Has there been or will there be replacement of any existing life insurance or            [ ] Yes  [ ] No
                      annuity, as a result of this application? (Replacement includes, but is not limited
  Submit appropriate  to, a lapse, surrender, 1035 Exchange, loan, withdrawal, or other change to any
  replacement forms   existing life insurance or annuity.) If yes, provide details below.
  (not needed if
  replacing group     LIFE INSURANCE IN FORCE
  coverage).          --------------------------------------------------------------------------------------------------------------
                                                                         Year                                       Will it be
                                Full Company Name          Amount       Issued          Type                         Replaced?
                      --------------------------------------------------------------------------------------------------------------
                                                                                  [ ] Individual or
                                                                                  [ ] Group                           [ ] Yes
                                                                                  --------------------
                                                                                  [ ] Personal or                     [ ] No
                                                                                  [ ] Business
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                                                                                  [ ] Individual or
                                                                                  [ ] Group                           [ ] Yes
                                                                                  --------------------
                                                                                  [ ] Personal or                     [ ] No
                                                                                  [ ] Business
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                                                                                  [ ] Individual or
                                                                                  [ ] Group                           [ ] Yes
                                                                                  --------------------
                                                                                  [ ] Personal or                     [ ] No
                                                                                  [ ] Business
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                                                               F. 59538-3 8-2003

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M. INSURED       Driver's License Number                               State of Issue   Expiration Date
   UNDERWRITING
   INFORMATION   ----------------------------------------------------------------------------------------------
   (CONTINUED)   Birthplace (state or, if outside the US, country)

                 ----------------------------------------------------------------------------------------------
                 Occupation                                            Income

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                 1. Is the proposed insured a US citizen?                                     [ ] Yes    [ ] No
                    If no, citizen of _____________________
                    Indicate visa type ____________________

                 2. Does the insured plan to travel or reside outside the                     [ ] Yes    [ ] No
                    US in the next two years? If yes, provide the
                    city(s) and country(s), dates, length of stay, and
                    purpose of travel:
                    __________________________________________________________
                    __________________________________________________________

                 3. Has the insured within the last five years, or does                       [ ] Yes    [ ] No
                    the proposed insured plan to engage in piloting a
                    plane? If yes, complete the Military and Aviation
                    Statement.

                 4. Has the insured within the last five years, or does the                   [ ] Yes    [ ] No
                    proposed insured plan to engage in sky diving, motor
                    vehicle or boat racing, mountain/rock climbing, hang
                    gliding, or underwater diving? If yes, complete the Sports and Avocation Statement.

                 5. Is the insured in the Armed Forces, National Guard, or                    [ ] Yes    [ ] No
                    Reserves? If yes, complete the Military and Aviation
                    Statement.

                 6. Has the insured applied for insurance within the last                     [ ] Yes    [ ] No
                    six months? If yes, provide details below.

                 7. Has the insured applied for life insurance in the past                    [ ] Yes    [ ] No
                    five years that was declined or rated? If yes, provide
                    details below.

                 8. Has the insured, within the past ten years, been                          [ ] Yes    [ ] No
                    convicted of a driving while intoxicated violation, had
                    a driver's license restricted or revoked, or been
                    convicted of a moving violation? If yes, provide dates
                    and details below.

                 9. Except for traffic violations, has the insured ever been                  [ ] Yes    [ ] No
                    convicted of a misdemeanor or felony? If yes, provide dates and details below.
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N. ADDITIONAL
   REMARKS
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O. HOME OFFICE      HOME OFFICE CORRECTIONS OR ADDITIONS
   ENDORSEMENTS
                    Acceptance of the policy shall ratify changes entered
                    here by Minnesota Life. Not to be used in IA, IL, KS, KY,
                    MD, MI, MN, MO, NH, NJ, OR, PA, TX, WI, or WV for change
                    in age, amount, classification, plan or benefits unless
                    agreed to in writing.
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                                                               F. 59538-4 8-2003